Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the inclusion in this Registration Statement of Big City Radio, Inc. on Form S-8 of our report dated September 19, 1997, on our audits of the financial statements of Big City Radio, Inc.



                                       /s/ Holtz Rubenstein & Co., LLP
                                       -------------------------------
                                       HOLTZ RUBENSTEIN & CO., LLP

Melville, New York
June 10, 1998